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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 22, 2004


                               AVOCENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)


       DELAWARE                     000-30575                    91-2032368
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)


                              4991 CORPORATE DRIVE
                            HUNTSVILLE, ALABAMA 35805
               (Address of Principal Executive Offices / Zip Code)


                                 (256) 430-4000
              (Registrant's telephone number, including area code)







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Item 12.       Results of Operations and Financial Condition.
               ----------------------------------------------

         On July 22, 2004, Avocent Corporation publicly disseminated a press release announcing the financial results for its second quarter ended July 2, 2004. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.6 hereto and shall be deemed furnished under Item 12 of Form 8-K.




                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AVOCENT CORPORATION




Dated: July  22, 2004              By: /s/ Douglas E. Pritchett
                                           -------------------------------------
                                           Douglas E. Pritchett
                                           Senior Vice President of Finance,
                                           Chief Financial Officer and Treasurer





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                                  EXHIBIT INDEX


Document                                                           Page
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Press Release dated July 22, 2004..............................Exhibit 99.6, 1-4